UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 27, 2019
Federal Home Loan Bank of Cincinnati
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51399	31-6000228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(513) 852-7500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01 Other Events.

On September 27, 2019, the Federal Housing Finance Agency (FHFA), the primary regulator of the Federal Home Loan Banks (FHLBanks), including the Federal Home Loan Bank of Cincinnati (the FHLB), issued a Supervisory Letter to the FHLBanks providing among other things that, by March 31, 2020, the FHLBanks should cease entering into certain instruments referencing the London Interbank Offered Rate, or LIBOR, that mature after December 31, 2021.
A copy of the FHLB’s notice to its members regarding the FHFA’s letter to the FHLBanks as well as a copy of the FHFA’s letter are included herein as Exhibits to this Current Report on Form 8-K.
The FHLB is evaluating the potential impact, if any, of the Supervisory Letter on its financial condition and results of operations.

Cautionary Statement Regarding Forward-Looking Statements

The attached notice to members and the information provided pursuant to Items 8.01 and 9.01 contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements describing the objectives, projections, estimates or future predictions of the FHLB’s operations. These statements may be identified by the use of forward-looking terminology such as “will,” “expects,” “may” or other variations on these terms. The FHLB cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results may differ materially from those expressed or implied in any forward-looking statements as a result of such risks and uncertainties, including but not limited to: political events, including legislative, regulatory, judicial or other developments that affect the FHLB, its members, counterparties or investors; regulatory actions and determinations; changes in economic and market conditions, including, but not limited to, the discontinuance of the London Interbank Offered Rate (LIBOR) and the related effect on the FHLB’s LIBOR-based financial products, investments and contracts; changes in the U.S. government’s long-term debt rating and the long-term debt rating of the FHLB and/or other FHLBanks; changes in demand for the FHLB’s Advances or Consolidated Obligations of the FHLBanks; and adverse developments or events affecting or involving the FHLB or the FHLB’s business, other FHLBanks, housing GSEs or the Federal Home Loan Bank System in general. Additional risks that might cause the FHLB’s results to differ from these forward-looking statements are provided in detail in the FHLB’s filings with the SEC, which are available at http://www.sec.gov.  Forward-looking statements speak only as of the date made and the FHLB has no obligation, and does not undertake publicly, to update, revise or correct any forward-looking statement for any reason.

Item 9.01 Financial Statements and Exhibits.
99.1 Member Announcement dated September 27, 2019.
99.2 Supervisory Letter from the FHFA to the FHLBanks dated as of September 27, 2019.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati
September 27, 2019	By:	/s/ Bridget C. Hoffman
Name: Bridget C. Hoffman
Title: Senior Vice President-General Counsel

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Exhibit Index

Exhibit No.	Description
99.1	Letter from the FHLB to its members
99.2	Supervisory Letter from the FHFA to the FHLBanks